BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 23, 2011 to the
Prospectuses and Statements of Additional Information of each Fund

The following changes are made to the Prospectuses and Statements of Additional Information of each Fund to reflect the change in each Fund’s distributor:

Effective January 3, 2012, BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Fund Advisors, serves as the sole distributor of each Fund, replacing SEI Investments Distribution Co. Effective January 3, 2012, all references in the Prospectuses and Statements of Additional Information to the Distributor or SEI Investments Distribution Co. will be to BlackRock Investments, LLC.

The description of SEI Investments Distribution Co., in its capacity as the distributor of each Fund, found in the Statements of Additional Information is hereby replaced with the following:

Distributor. BlackRock Investments, LLC (the “Distributor”) is the distributor for the Funds’ shares. The Distributor is a registered broker-dealer located at 40 East 52nd Street, New York, New York 10022.

Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

This Supplement should be retained with your Prospectus and/or
Statement of Additional Information for future reference.

PR&SAI-CASH-1211SUP